Exhibit 99.2
August 21, 2024 + Merger of Equals to Create Core Natural Resources – A Premier North American Natural Resource Company Focused on Global Markets

2 Cautionary Statement Regarding Forward-Looking Information This communication contains certain “forward-looking statements” within the meaning of federal securities laws. Forward-looking statements may be identified by words such as “anticipates,” “believes,” “could,” “continue,” “estimate,” “expects,” “intends,” “will,” “should,” “may,” “plan,” “predict,” “project,” “would” and similar expressions. Forward-looking statements are not statements of historical fact and reflect CONSOL Energy Inc.’s (“CONSOL”) and Arch Resources, Inc.’s (“Arch”) current views about future events. Such forward-looking statements include, without limitation, statements about the benefits of the proposed transaction involving CONSOL and Arch, including future financial and operating results, CONSOL’s and Arch’s plans, objectives, expectations and intentions, the expected timing and likelihood of completion of the proposed transaction, and other statements that are not historical facts, including estimates of coal reserves, estimates of future production, assumptions regarding future coal pricing, planned delivery of coal to markets and the associated costs, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this communication will occur as projected, and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the ability to obtain the requisite CONSOL and Arch stockholder approvals; the risk that CONSOL or Arch may be unable to obtain governmental and regulatory approvals required for the proposed transaction (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that an event, change or other circumstance could give rise to the termination of the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk of delays in completing the proposed transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; the risk that any announcement relating to the proposed transaction could have adverse effects on the market price of CONSOL’s common stock or Arch’s common stock; the risk of litigation related to the proposed transaction; the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; the diversion of management time from ongoing business operations and opportunities as a result of the proposed transaction; the risk of adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; the dilution caused by CONSOL’s issuance of additional shares of its capital stock in connection with the proposed transaction; changes in coal prices, which may be caused by numerous factors, including changes in the domestic and foreign supply of and demand for coal and the domestic and foreign demand for steel and electricity; the volatility in commodity and capital equipment prices for coal mining operations; the presence or recoverability of estimated reserves; the ability to replace reserves; environmental and geological risks; mining and operating risks; the risks related to the availability, reliability and cost-effectiveness of transportation facilities and fluctuations in transportation costs; foreign currency, competition, government regulation or other actions; the ability of management to execute its plans to meet its goals; risks associated with the evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions; natural and man-made disasters; civil unrest, pandemics, and conditions that may result from legislative, regulatory, trade and policy changes; and other risks inherent in CONSOL’s and Arch’s businesses. All such factors are difficult to predict, are beyond CONSOL’s and Arch’s control, and are subject to additional risks and uncertainties, including those detailed in CONSOL’s annual report on Form 10-K for the year ended December 31, 2023, quarterly reports on Form 10-Q, and current reports on Form 8-K that are available on its website at https://investors.consolenergy.com/sec-filings and on the SEC’s website at http://www.sec.gov, and those detailed in Arch’s annual report on Form 10-K for the year ended December 31, 2023, quarterly reports on Form 10-Q and current reports on Form 8-K that are available on Arch’s website at https://investor.archrsc.com/sec-filings/ and on the SEC’s website at http://www.sec.gov. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Neither CONSOL nor Arch undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except asrequired by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. No Offer or Solicitation This communication is not intended to be, and shall not constitute, an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

3 Additional Information Additional Information about the Transaction and Where to Find It In connection with the proposed transaction, CONSOL intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Arch and CONSOL and that will also constitute a prospectus of CONSOL. Each of Arch and CONSOL may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that Arch or CONSOL may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Arch and CONSOL. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCH, CONSOL AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about Arch, CONSOL and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by Arch may be obtained free of charge on Arch’s website at https://investor.archrsc.com/sec-filings/ or, alternatively, by directing a request by mail to Arch’s Corporate Secretary at One CityPlace Drive, Suite 300, St. Louis, Missouri, 63141. Copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents filed with the SEC by CONSOL may be obtained free of charge on CONSOL’s website at https://investors.consolenergy.com/sec-filings or, alternatively, by directing a request by mail to CONSOL’s Corporate Secretary at 275 Technology Drive, Suite 101, Canonsburg, Pennsylvania 15317. Participants in the Solicitation Arch, CONSOL and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Arch, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Arch’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on March 27, 2024, including under the headings “Executive Compensation,” “Director Compensation,” “Equity Compensation Plan Information,” and “Security Ownership of Directors and Executive Officers.” To the extent holdings of Arch common stock by the directors and executive officers of Arch have changed from the amounts of Arch common stock held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”), in each case filed with the SEC, including: the Form 3 filed by George John Schuller on March 19, 2024; and the Forms 4 filed by Pamela Butcher on March 13, 2024, March 18, 2024 and June 17, 2024, James Chapman on March 11, 2024, Paul Demzik on March 5, 2024, John Eaves on March 8, 2024, Patrick Kriegshauser on March 18, 2024 and June 17, 2024, Holly Koeppel on March 18, 2024 and June 17, 2024, Richard Navarre on March 18, 2024, and June 17, 2024, George John Schuller on March 21, 2024, Peifang Zhang on March 18, 2024 and June 17, 2024 and John Ziegler on March 8, 2024. Information about the directors and executive officers of CONSOL, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in CONSOL’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 1, 2024, including under the headings “Board of Directors and Compensation Information,” “Executive Compensation Information” and “Beneficial Ownership of Securities.” To the extent holdings of CONSOL common stock by the directors and executive officers of CONSOL have changed from the amounts of CONSOL common stock held by such persons as reflected therein, such changes have been or will be reflected on Forms 3, Forms 4 or Forms 5, in each case filed with the SEC, including: the Forms 4 filed by James Brock on May 24, 2024 and July 1, 2024, John Mills on May 9, 2024, Cassandra Chia-Wei Pan on May 9, 2024, Valli Perera on May 9, 2024, Joseph Platt on May 9, 2024 and John Rothka on March 8, 2024. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and security holders should read the registration statement and joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of any of the documents referenced herein from Arch or CONSOL using the sourcesindicated above. Non-GAAP Financial Information This communication includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, as amended, including Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, FCF Conversion, Net Cash and Capital Return Yield. These non-GAAP financial measures are included in this communication as the management of CONSOL and Arch believe such measures are useful to investors in evaluating the companies’ operating performance. CONSOL and Arch may use different methods for calculating these non-GAAP financial measures. These non-GAAP financial measures are not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP by each of CONSOL and Arch in their filings with the SEC. ..

4 ARCH Today’s Speakers MITESH B. THAKKAR PRESIDENT AND CFO JAMES A. BROCK CHAIRMAN AND CEO PAUL A. LANG CEO DECK S. SLONE SVP, STRATEGY CONSOL

Core Natural Resources – A Premier North American Natural Resource Company Focused on Global Markets

1st
Quartile met coal producer on U.S. cost curve

~90%
of pro forma seaborne export volume from world-class longwall mines

~12mm
Tons of annual met coal capacity for sale into growing seaborne met markets

~25 Mtpa
of export coal capacity via ownership interest in two East Coast terminals

1st
Quartile thermal coal producer on global cost curve

>67%
of export volume sold into fast-growing Asian market

~25mm
Tons of high-quality thermal industrial coal exports to growing global markets

Sustainability Leader
With safety and environmental compliance record at industry forefront

All figures pro forma

CONSOL ENERGY | ARCH
5

Delivering Significant Value Creation for All Stockholders

COMPELLING COMBINED OPERATIONAL AND FINANCIAL PROFILE…[6]

pro forma 2023 financial profile

~$5.7bn
Revenue

~1.5bn
Total tons under control[1]

~$1.8bn
Adjusted EBITDA[2,3]

~$1.4bn
FCF generation[2,4]

…TO SUPPORT ANTICIPATED ROBUST CAPITAL RETURNS[7]

A combined **~$1.8bn** of capital returns in the last two years



PRO FORMA CAPITAL RETURN YIELD[8]
52%
61%
$893mm
$865mm
2022
2023

$110mm– $140mm of annual cost savings and operational synergies
Expected within six – 18 months following the close

STRONG BALANCE SHEET

~$260mm
Pro forma net cash[5] position
as of 06/30/2024

~$900mm
Pro forma liquidity[6]
as of 06/30/2024

Source: SEC Filings
Note: Adjusted EBITDA is a non-GAAP financial measure, figures presented on an as-reported basis by each company

CONSOL ENERGY | ARCH

1. Proven and probable mineral reserves as of 12/31/2023; figure excludes 1.3bn tons of Greenfield Reserves and Resources
2. Excludes the impact of synergies
3. Arch defines adjusted EBITDA as net income before the effect of net interest expense, income taxes, depreciation, depletion and amortization, accretion on asset retirement obligations and nonoperating expenses; CONSOL defines adjusted EBITDA as (i) net income (loss) plus income taxes, interest expense and depreciation, depletion, and amortization, as adjusted for (ii) certain non-cash items, such as stock-based compensation and loss on debt extinguishment
4. Free Cash Flow ("FCF") is a non-GAAP financial measure and is defined as Adjusted EBITDA – CapEx
5. Defined as cash, cash equivalents and short-term investments – total debt
6. Calculated as cash & cash equivalents plus current availability of CONSOL Securitization Facility and Revolving Credit Facility less Letters of Credit Outstanding, plus current availability on Arch's Securitization Facility plus current availability on Arch's Inventory Facility
7. Each of Arch and CONSOL is permitted to pay quarterly dividends of up to $0.25 per share to their respective stockholders during the pendency of the merger, with the declaration of any dividends subject to the approval of the respective company's Board of Directors
8. Capital Return Yield defined as (Dividends + Share Repurchases + Convertible Settlements) / (Adjusted EBITDA – CapEx)

6

7 Transaction Summary STRUCTURE • All-stock merger of equals • Each share of Arch common stock to be exchanged for 1.326 shares of CONSOL common stock • Expected to be tax-free to stockholders of both CONSOL and Arch • Implies total market capitalization1 of ~$5.2bn and a total enterprise value2 of ~$5.0bn as of 08/19/2024 PRO FORMA OWNERSHIP • 55% for CONSOL stockholders • 45% for Arch stockholders LEADERSHIP • James A. Brock to serve as Executive Chair • Paul A. Lang to serve as Chief Executive Officer • Mitesh B. Thakkar to serve as President and Chief Financial Officer • Richard A. Navarre to serve as Lead Independent Director BOARD OF DIRECTORS • 8-member Board • 4 directors selected by CONSOL, including Mr. Brock • 4 directors selected by Arch, including Mr. Lang and Mr. Navarre NAME / HEADQUARTERS • Combined company to be named Core Natural Resources • Headquarters: Canonsburg, PA TIMING / APPROVALS • Expected close by end of Q1 2025 • Unanimously approved by CONSOL and Arch boards of directors • Subject to CONSOL and Arch stockholder approvals, regulatory approvals and satisfaction of other customary closing conditions DIVIDEND / SHARE REPURCHASE PENDING CLOSE • Arch and CONSOL permitted to pay quarterly dividends of up to $0.25 per share; actual dividends subject to board approval • CONSOL and Arch share repurchases to be suspended until transaction is complete Source: SEC Filings; Capital IQ as of 08/19/2024 Note: Financial figures per SEC Filings as of 06/30/2024 1. Fully diluted market capitalization 2. Defined as fully diluted market capitalization plus net debt

8 Compelling Strategic Rationale 1 Joins best-in-sector operating platforms anchored by world-class, high-quality, low-cost, long-lived longwall coal-mining assets 2 Creates broad, diverse portfolio of coal qualities and blends capable of serving multiple growth markets and geographies 3 Expands North American logistics and export capabilities, including ownership interests in two East Coast terminals and longstanding relationships with West Coast and Gulf Coast ports 4 Creates visible revenue stream with meaningful upside opportunities, balancing CONSOL’s seaborne industrial business with Arch’s exposure to higher-value met coals and associated demand dynamics 5 Enables robust adjusted EBITDA and free cash flow generation 6 Expected to unlock additional value creation from $110mm – $140mm of annual cost savings and synergies 7 Anticipated robust capital returns and investments in innovation and growth underpinned by industry-leading cash generation and strong balance sheet

1

Best-in-Sector Operating Platform Anchored by World-Class Longwall Mines

Core Natural Resources will operate a diverse portfolio of mines with expanded access to growing global export markets via a highly developed logistics network


Vancouver
Black Thunder
Coal Creek
West Elk
Long Beach
Houston
New Orleans
CMT
DTA
Bailey
Beckley
Enlow Fork
Harvey
Itmann
Leer
Leer South
Mountain Laurel
CONSOL Marine Terminal ("CMT")
Dominion Terminal Associates ("DTA") (35% interest)
Core Natural Resources headquarters
Accessible terminal capacity

PRO FORMA KEY STATISTICS

11
mines anchored by 8 longwalls

2
marine export terminals

~101mm
2023 total tons sold

~12Mtpa
met coal production

~25Mtpa
owned terminal capacity

CONSOL ENERGY | ARCH
Source: SEC Filings
9

10 ~$5.2 $4.2 $3.1 $3.1 $3.1 $3.0 $2.9 $2.4 $2.0 $1.5 $2.7 $1.4 $1.0 $1.0 $0.9 $0.7 $0.7 $0.7 $0.4 An Industry Leader 1. Fully diluted market capitalization 2. Excludes the impact of synergies SIGNIFICANTLY ENHANCED MARKET CAPITALIZATION¹ (AS OF 08/19/2024) (market capitalization, $ in bn) …AND SECTOR-LEADING ADJUSTED EBITDA2 (2023 adjusted EBITDA , $ in bn) Core Natural Resources Core Natural Resources2 1 Source: SEC Filings, Capital IQ as of 08/19/2024, Whitehaven, Stanmore and Coronado converted at AUD:USD rate of 0.6721x Note: Combined Company and subset of public peers ~$1.8

2

Broad, Diverse Set of Coal Qualities Serving Multiple Growth Markets and Geographies

CORE NATURAL RESOURCES WILL BE UNDERPINNED BY TWO HIGH-QUALITY COAL PORTFOLIOS...

BROAD-BASED SET OF MET COALS SERVING STEEL PRODUCERS GLOBALLY

- High-Vol A
- Low-Vol
- High-Vol B
- Crossover

+

IN-DEMAND SEABORNE THERMAL COALS SERVING GLOBAL ENERGY AND INDUSTRIAL USERS

- High Calorific Value Thermal
- Crossover

...WHICH SERVE MULTIPLE GROWTH MARKETS AND GEOGRAPHIES WITH COMPELLING SECULAR FUNDAMENTALS

Scarcity Value

Ultra-high-rank thermal coals represent just 2% of the total seaborne thermal coal trade

>4bn

The world consumes >4bn tons of cement annually

60%

Percentage of world's population living in Asia, where rapid industrialization is spurring steel and cement demand

>80%

Percentage of new steelmaking capacity in India and Southeast Asia using blast furnace technology

Essential

It takes an average of 0.6 tons of met coal to produce one ton of new steel











>50%

Projected annual increase in global seaborne met coal demand by 2050, per consensus

>75%

Percentage of global cement market centered in Asia, where cement makers rely heavily on high-rank thermal coal

Record Demand

The world consumed ~8.5bn tons of coal in 2023, an all-time high

>100mm

Tons of new, integrated, annual steelmaking capacity planned for India and Southeast Asia by 2030

Resurgent Electricity Demand

Build-out of artificial intelligence, data centers and EVs

CONSOL ENERGY | ARCH

Source: Wood Mackenzie, United Nations, U.S. Department of Transportation, International Energy Agency, World Steel Association, U.S. Energy Information Administration, Vestas and Arch Internal Data.

11

3

~25 Mtpa of Export Coal Capacity Across Two East Coast Terminals...

Significant blending opportunities for export markets provided by owned interest in East Coast terminal capacity

Combined rail and terminal capabilities derisk export business and enhance operational flexibility

CMT and DTA are major coal terminals on the East Coast served by two railroads (NS and CSX) creating substantial logistical optionality



The Pennsylvania Mining Complex ("PAMC")
Mine
CONSOL Marine Terminal ("CMT")
Dominion Terminal Associates ("DTA")
Core Natural Resources headquarters
CSX Railroad (CSX)
Norfolk Southern Railroad (NS)
Pennsylvania
Bailey
Enlow Fork
Harvey
Beckley
Itmann
Leer
Leer South
Mountain Laurel
West Virginia
Maryland
Delaware
Virginia
CMT (WHOLLY OWNED)
Capacity: 20mm tons
Storage Capacity: 1.1mm tons
Rail Link: NS and CSX
DTA (35% INTEREST)[1]
Capacity: 5mm tons
Storage Capacity: 0.6mm tons
Rail Link: CSX

Core Natural Resources is Expected to Have the Most Export Capacity in North America Post-Transaction

CONSOL ENERGY | ARCH

Source: SEC Filings
1. Capacity figures shown on an attributable basis

12

3

...Facilitating Increased Access and Penetration Into Global Markets

STRONG CUSTOMER RELATIONSHIPS

70%+ of pro forma 2023 met coal and high-rank thermal output exported into:

300mm Mtpa seaborne met marketplace

1bn Mtpa seaborne thermal marketplace

High-quality met coal portfolio sells **~12mm tons** into global markets

High-quality thermal portfolio directs **~15mm tons** into seaborne markets and could shift **additional tons** in the future

Strong, direct, longstanding relationships with many of the world's largest steelmakers

Established and expanding relationships with cement producers and other industrial customers **in one of the world's fastest growing economies**

PRO FORMA 2023 SEABORNE MET AND INDUSTRIAL SHIPMENTS BY REGION


~23mm
total tons exported globally in 2023
Asia
~74%
Europe
~14%
South America
~8%
Africa
~4%

CONSOL ENERGY | ARCH

Source: Wood Mackenzie

13

14 Core Natural Resources Peer 1 Peer 2 Peer 3 Peer 4 Growing Industrial and Contracted Customer Base with Strong Upside in Compelling Global Met Coal Market 1. Source: Public Information, MSHA, Internal; peer group = Alpha, Blackhawk, Coronado, Warrior (listed here alphabetically) 2. Production from identified met coal mines 3. Energy Ventures Analysis (2024E revenue mix based on contracted status) COMBINED COMPANY WILL BE A LEADER IN MET AND THERMAL COALS ESTIMATED U.S. MET COAL OUTPUT BY U.S. PRODUCER1,2 (in mm of tons, based on 2023 volumes) ESTIMATED U.S. THERMAL COAL EXPORTS BY PRODUCER3 (in mm of tons, based on 2023 volumes) CONSOL AND ARCH EACH DELIVER COMPELLING REVENUE ATTRIBUTES TO THE COMBINED COMPANY FY 2024 Pro Forma Guidance Core Natural Resources 31% of total revenue from contracts with customers generated from the industrial market in 2023, up from 8% in 2017 4 3% 97% Peer 1 Core Natural Resources Peer 2 Peer 3 Peer 4 FY 2024 Pro Forma Guidance 15% 85% 10% 90% Contracted coal Uncontracted coal

5

Robust Pro Forma Adjusted EBITDA and Free Cash Flow

Combination is expected to be accretive to FCF for both Arch and CONSOL in the first full year post-closing

PRO FORMA ADJUSTED EBITDA WILL BENEFIT FROM SIGNIFICANTLY ENHANCED SCALE AND ROBUST MARGINS…


2022 / 2023 average adjusted EBITDA and adjusted EBITDA margin (%)
40%
29%
33%
$927
$987
$1,914
(Average Adj. EBITDA3 for 2022 and 2023; $ in mm)
CONSOL ENERGY
FUEL THE WORLD FOR A BETTER TOMORROW
ARCH
Core Natural Resources3

…COMPLEMENTED BY STRONG PRO FORMA 2023 FREE CASH FLOW GENERATION


2022 / 2023 average FCF conversion2 (%)
82%
82%
82%
$758
$813
$1,570
(Average Free Cash Flow1,3 for 2022 and 2023; $ in mm)
CONSOL ENERGY
FUEL THE WORLD FOR A BETTER TOMORROW
ARCH
Core Natural Resources3

Source: SEC Filings

Note: Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures, figures presented on an as-reported basis by each company

1. FCF is a non-GAAP financial measure and is defined as Adjusted EBITDA – CapEx
2. FCF Conversion is a non-GAAP financial measure and is defined as (Adjusted EBITDA – CapEx) / Adjusted EBITDA
3. Excludes the impact of synergies

CONSOL ENERGY | ARCH

15

16 Significant Cost Savings and Operational Synergies Expected $110mm – $140mm estimated cost savings and operating synergies expected to be realized within six to 18 months following the close and annually thereafter LOGISTICS COAL BLENDING PROCUREMENT SG&A Optimization of SG&A functions and elimination of duplicative public company costs Product blending and related opportunities Vendor purchase optimization Efficiencies from sharing of best practices, technology and deep technical expertise 6 Optimization of capacity at port assets

7

Strong Balance Sheet, Significant Financial Flexibility and Improved Access to Capital

LIMITED DEBT AND A NET CASH POSITION

~$260mm

Pro forma net cash[1] position as of 06/30/2024

DIVERSIFICATION OF REVENUES

$5.7bn

Pro forma 2023 total revenue via diversified met and high-rank product slate

SIGNIFICANT PRO FORMA LIQUIDITY

~$900mm

Pro forma liquidity[2], including access to…

$355mm

…CONSOL's existing revolving credit facility, as of 06/30/2024

Source: SEC Filings

Note: Debt figures exclude unamortized debt issuance costs; balance sheet figures per SEC Filings as of 06/30/2024

1. Defined as cash, cash equivalents and short-term investments – total debt
2. Calculated as cash & cash equivalents plus current availability of CONSOL Securitization Facility and Revolving Credit Facility less Letters of Credit Outstanding, plus current availability on Arch's Securitization Facility plus current availability on Arch's Inventory Facility

CONSOL ENERGY | ARCH

17

18 Significant Discretionary Cash Flow Potential to Drive Substantial Capital Returns and Value Creating Investments CAPITAL RETURNS • Discretionary cash flow expected to be returned to stockholders via buybacks and a potential modest sustaining dividend INTERNAL INVESTMENTS • Core Natural Resources expected to have financial capability to continue robust capital returns while potentially pursuing strategic organic growth • Leer West reserves offer the potential to add another world-class longwall mine in a large, proven, high-quality met coal reserve base, at the appropriate time • CONSOL Innovations provides combined company the ability to pursue high-return organic growth opportunities STRATEG IC ACQUISITIONS • Focused on realizing value creation from this transaction; combined integration expertise to extract full synergy potential • Benefits of increased scale from a capital markets and operational standpoint • Improved financial flexibility and disciplined approach to pursue additional attractive opportunities 7

A Premier North American Natural Resource Company Poised for Significant, Sustainable Value Creation

- Best-in-sector operating platform
- 11 world-class mines producing a range of met to high calorific value thermal coals, including 8 high-quality, low-cost, long-lived longwalls
- Broad, diverse portfolio of coal qualities serving multiple growth markets and geographies
- Global market access via interests in 2 U.S. Eastern seaboard terminals and connectivity to West Coast and Gulf of Mexico ports
- Largest North American coal exporter
- Industry leading cash generation and capital returns
- Strong balance sheet and significant financial flexibility for potential growth opportunities
- Proven leadership team with outstanding records of value creation
- Values that empower employees and catalyze operating excellence: safety, compliance, continuous improvement

~$1.4B	~$1.8B	~$5.7B	~$5.2B	~12 Mtpa	25+ Mtpa	~25 Mtpa
FCF generation[1]	Adjusted EBITDA[1]	Revenue	Market capitalization[2] as of 08/19/2024	Met-grade coals	High calorific value thermal coal	Export capacity

CONSOL ENERGY | ARCH

All figures 2023 pro forma
1. Excludes the impact of synergies
2. Fully diluted market capitalization

19